Organization	12 Months Ended
Dec. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
ORGANIZATION
1.	ORGANIZATION

Borqs Technologies, Inc. (formerly known as “Pacific Special Acquisition Corp.”, the “Company” or “Borqs Technologies”) was incorporated in the British Virgin Islands on July 1, 2015. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities.

On August 18, 2017, the Company acquired 100% equity interest of BORQS International Holding Corp. (“Borqs International”) and its subsidiaries, variable interest entities (the “VIE”) and the VIE’s subsidiaries (collectively referred to as “Borqs Group” hereinafter) (the Company and Borqs Group collectively referred to as the “Group”) in an all-stock transaction (the “Merger”). Concurrent with the completion of the acquisition of Borqs International, the Company changed its name from Pacific Special Acquisition Corp.” to Borqs Technologies, Inc.

In November 2018, the Company’s board of directors approved the plan to dispose all of its tangible and intangible assets related to the VIE and the VIE’s subsidiaries through a series of agreements as discussed in Note 1 (c).

Borqs Group are principally engaged in the provision of commercial grade Android+ platform solutions and hardware product manufactured in the People’s Republic of China (the “PRC”) and sold almost entirely outside of the PRC.

The Group has disposed Yuantel on October 29, 2020. Refer to Note 1(c) for transitions related to disposal of Yuantel during the year ended December 31, 2020.

(a) As of the balance sheet date, the VIE has been disposed and the details of the Company’s major subsidiaries, are as follows:

Entity	Date of incorporation/ Acquisition	Place of incorporation	Percentage of direct or indirect ownership by the Company	Principal activities
			Direct
Subsidiaries:

BORQS International	July 27, 2007	Cayman	100%	Holding company
BORQS Hong Kong Limited (“Borqs HK”)	July 19, 2007	Hong Kong	100%	Provision of software and service solutions and hardware products sales
BORQS Beijing Ltd. (“Borqs Beijing”)	September 4, 2007	PRC	100%	Provision of software and service solutions and hardware products sales
BORQS Software Solutions Private Limited (“Borqs India”)	July 17, 2009	India	100%	Provision of software and service solutions

(b) PRC laws and regulations prohibit foreign ownership in certain telecommunication related businesses. To comply with these foreign ownership restrictions, the Group conducts its businesses in the PRC through the VIE using contractual agreements (the “VIE Agreements”).

The Group funds Big Cloud Network through loans to the two Big Cloud Network’s shareholders, (collectively the “Nominee Shareholders”). The effective control of Big Cloud Network is held by the Group, through a series of contractual agreements between Borqs Beijing and Big Cloud Network whereby Big Cloud Network became the Consolidated VIE of the Group. Through the contractual agreements, the Group receives substantially all of the economic benefits of Big Cloud Network.

Big Cloud Network provides MVNO services in China through its 79% owned entity of Yuantel which owns 95% of Yuantel Telecom; therefore Big Cloud Network effectively owns 75.05% of Yuantel Telecom which is the entity that operates the business and holds the MVNO license from the Chinese Ministry of Industry and Information Technology as of December 31, 2018. Refer to Note 1(c) for transitions related to equity interests in Yuantel during the year ended December 31, 2020.

The following is a summary of the key terms of the latest VIE Agreements:

Loan agreements

Borqs Beijing and the Nominee Shareholders entered into loan agreements for Borqs Beijing to provide interest free loans of RMB50,000 to the Nominee Shareholders, respectively, for the purpose of providing capital to Big Cloud Network to develop its MVNO business. There is no fixed term for the loans.

Power of attorney agreement

The Nominee Shareholders of Big Cloud Network entered into the power of attorney agreement whereby they authorized Borqs Beijing or its designated party to act on behalf of the Nominee Shareholders as exclusive agent and attorney with all respect to all matters concerning the shareholding including but not limited to (1) attend shareholders’ meetings of Big Cloud Network; (2) exercise all the shareholders’ rights, including voting rights; and (3) designate and appoint on behalf of each shareholder the senior management members of Big Cloud Network. The power of attorney remains irrevocable and continuously valid from the date of execution so long as each Nominee Shareholder remains as a shareholder of Big Cloud Network. The power of attorney agreement was subsequently reassigned to Borqs International.

Exclusive option agreement

Pursuant to the exclusive option agreement entered into between the Nominee Shareholders and Borqs Beijing or its designated party, the Nominee Shareholders granted Borqs Beijing or its designated party, an irrevocable and exclusive right to purchase all or part of the equity interests held by the Nominee Shareholders in Big Cloud Network, to the extent permitted under the PRC laws, at an amount equal to RMB10 or the minimum consideration permitted under the applicable PRC law. The purchase consideration in excess of RMB10 shall be refunded by the Nominee Shareholders to Borqs Beijing or Borqs Beijing may deduct the excess amount upon payment of consideration. The Nominee Shareholders shall not declare dividend or any form of distribution or grant loans in any form without the prior consent of Borqs Beijing or its designated party. The term of the agreement is 10 years, expiring on June 22, 2024 which will be automatically renewed every three-year thereafter if Borqs Beijing or its designated party does not provide notice of termination to the Nominee Shareholders fifteen days prior to expiration.

Exclusive technical & support agreement

Pursuant to the agreement entered into between Borqs Beijing and Big Cloud Network, Big Cloud Network engaged Borqs Beijing or its designated party as its exclusive provider of technical, consulting and other services in relation to its major business during the contractual period in return for service fees which will be determined at the sole discretion of Borqs Beijing or its designated party. The term of the agreement is 10 years, expiring on June 22, 2024, which will be automatically renewed every three-year thereafter if Borqs Beijing or its designated party does not provide notice of termination to the Nominee Shareholders fifteen days prior to expiration.

Business cooperation agreement

Pursuant to the business cooperation agreement entered into between Borqs Beijing and Big Cloud Network, Borqs Beijing or its designated party agreed to provide unlimited financial support for the VIE’s daily operating activities through entrusted loans and agree to forgo the right to seek repayment.

Share pledge agreements

Pursuant to the agreement, the Nominee Shareholders pledged all of their equity interests in Big Cloud Network to Borqs Beijing as collateral to guarantee the repayment of the loans and to secure their obligations under the above agreements. The Nominee Shareholders agreed not to transfer or otherwise create any encumbrance on their equity interests in Big Cloud Network without prior consent of Borqs Beijing. The share pledge agreements will remain effective until all the obligations under above agreements have been satisfied in full or all of the guarantee liabilities have been repaid.

Despite the lack of technical majority ownership, there exists a parent-subsidiary relationship between Borqs Beijing’s designee, Borqs International, and Big Cloud Network through the irrevocable power of attorney agreement, whereby the Nominee Shareholders effectively assigned all of the voting rights underlying their equity interest in Big Cloud Network to Borqs International. Furthermore, pursuant to the exclusive option agreement and share pledge agreements, Borqs International, via Borqs Beijing, obtained effective control over Big Cloud Network through the ability to exercise all the rights of Nominee Shareholders and therefore the power to govern the activities that most significantly impact the economic performance of Big Cloud Network. In addition, through the VIE Agreements, Borqs International demonstrates its ability and intention to continue the ability to absorb substantially all the expected losses and the majority of the profit of the VIE, and therefore have the rights to the economic benefits of the VIE. Thus, Borqs International consolidates Big Cloud Network and its subsidiaries under ASC Subtopic 810-10, Consolidation Overall, (“ASC 810-10”).

In the opinion of the Group’s management and PRC counsel, (i) the ownership structure of the Consolidated VIEs is in compliance with all existing PRC laws and regulations in any material respect, (ii) each of the VIE Agreements is valid, legally binding and enforceable to each party of such agreements and will not result in any violation of PRC laws or regulations currently in effect; and (iii) each of the Group’s PRC subsidiaries, VIE and VIE’s subsidiaries have the necessary corporate power and authority to conduct its business as described in its business scope under its business license, which is in full force and effect, and the Group’s business operation in PRC are in compliance with existing PRC laws and regulations.

However, uncertainties in the PRC legal system could cause the relevant regulatory authorities to find the current VIE Agreements and businesses to be in violation of any existing or future PRC laws or regulations. If Borqs International, the primary beneficiary or any of its current or future VIEs are found in violation of any existing or future laws or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant PRC regulatory authorities would have broad discretion in dealing with such violations, including levying fines, confiscating the income of the primary beneficiary, and the VIE, revoking the business licenses or operating licenses of the primary beneficiary, and the VIE, shutting down the Group’s servers, discontinuing or placing restrictions or onerous conditions on the Group’s operations, requiring the Group to undergo a costly and disruptive restructuring or enforcing actions that could be harmful to the Group’s business. Any of these actions could cause significant disruption to the Group’s business operations and severely damage the Group’s reputation, which would in turn materially and adversely affect the Group’s business and results of operations. In addition, if the imposition of any of these penalties causes the primary beneficiary to lose the rights to direct the activities of the VIE or the right to receive its economic benefits, Borqs International would no longer be able to consolidate the VIE.

In addition, if the VIE or the Nominee Shareholders fail to perform their obligations under the VIE Agreements, the Group may have to incur substantial costs and expend resources to enforce the primary beneficiary’ rights under the contracts. The Group may have to rely on legal remedies under PRC laws, including seeking specific performance or injunctive relief and claiming damages, which may not be effective. All of these VIE Agreements are governed by PRC laws and provide for the resolution of disputes through arbitration in the PRC. Accordingly, these contracts would be interpreted in accordance with PRC laws and any disputes would be resolved in accordance with PRC legal procedures. The legal system in PRC is not as developed as in other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit the Group’s ability to enforce these contractual arrangements. Under PRC laws, rulings by arbitrators are final, parties cannot appeal the arbitration results in courts, and prevailing parties may only enforce the arbitration awards in PRC courts through arbitration award recognition proceedings, which would incur additional expenses and delay. In the event the Group is unable to enforce these VIE Agreements, the primary beneficiary may not be able to exert effective control over its VIE, and the Group’s ability to conduct its business may be negatively affected.

(c) COVID-19 Pandemic

Since February 2020, the Group has experienced reductions and cancellations of orders due to effects of the COVID-19 pandemic has on the demand from certain of the Group’s customers. The Group expects this negative effect on global business activities will continue to have pressure on the Group’s sales as the pandemic environment persists and perhaps even post the pandemic. In addition, since the Group’s operations span over the countries of the United States, India, China and South Korea, international and intra-country travel restrictions will continue to hamper our operations and have negative effects including delays and uncertainties on the Group’s supply chain delivery schedules and the Group’s abilities to secure financing for the Group’s working capital needs. The Group expects the impacts of COVID-19 to have an adverse effect on the business, financial condition and results of operations. As the assessable risks due to COVID-19 change in the countries of India and China, our operations can be affected, including the restrictions from accessing office facilities and limitations on domestic travels which can hamper the Group’s ability to efficiently manage the manufacturing of products since the Group’s contracted factories are located over various cities in China.

As the Group’s sales have been negatively impacted by the pandemic in 2020, the Group cut back the operational costs by reduction of approximately 20% of the workforce in India and 40% of headcount in China. The Group constantly evaluates the financial position according to changes in the international business environment and depending on forecast of orders from customers in the near future, the Group may further reduce staffing as necessary.

Although the Group’s revenues in 2022 improved to $52.5 million as compared to $29.6 million in 2021, the impact of the continuing COVID-19 pandemic on the year 2023 and beyond is still unknown as of the filing of this annual report and may cause our revenue in future periods to decline.

The extent to which COVID-19 impacts the business and financial results of the Group in the longer term will depend on future developments, which are uncertain and cannot be predicted, including new information which may emerge concerning the severity of the coronavirus and the actions to contain the coronavirus or treat its impact, among others. The Group will continue to evaluate the impact on the results of operation, financial position and cash flows of the Group and react actively as the situation evolves.   The COVID-19 pandemic also presented and may continue to present challenges to the Group’s business operations as well as the business operations of the Group’s customers, business partners and other participants in the Group’s ecosystem, such as closure of offices and facilities, disruptions to or even suspensions of normal business and logistics operations, as well as restrictions on travel. Moreover, due to the quick spread of Omicron new variant across mainland China and Hong Kong, many cities in China had experienced lockdown or partial lockdown from time to time since the beginning of 2022. Although the Group’s businesses have recovered or are starting to recover, it is not possible to determine the ultimate impact of the COVID-19 pandemic on the Group’s business operations and financial results, which is highly dependent on numerous factors, including the duration and spread of the pandemic and any resurgence of the COVID-19 pandemic in China or elsewhere, actions taken by governments, domestically and in international relations, the response of businesses and individuals to the pandemic, the impact of the pandemic on business and economic conditions in China and globally, consumer demand, the Group’s ability and the ability of customers, logistics service providers and other participants in the Group’s ecosystem to continue operations in areas affected by the pandemic and the Group’s efforts and expenditures to support customers and partners and ensure the safety of the Group’s employees. The COVID-19 pandemic may continue to adversely affect the Group’s business and results of operations.

(d) VIE and discontinued operation disclosures

The Group disposed Yuantel to a third-party entity which also purchased the ownership of Yuantel that was sold to the first buyer in 2019. The disposal was completed On October 29, 2020 and as a result, the Group deconsolidated Yuantel on that date. The Consolidated VIEs contributed 29% and 52% of the Group’s consolidated revenues for the years ended December 31, 2019 and from January through October of 2020, respectively. As of December 31, 2020 and 2021, the Consolidated VIEs accounted for an aggregate of nil% and nil%, respectively, of the consolidated total assets, and nil% and nil%, respectively, of the consolidated total liabilities.

The Group believes that there are no assets held in the Consolidated VIEs that can be used only to settle obligations of the Consolidated VIEs, except for registered capital and the PRC statutory reserves. Relevant PRC laws and regulations restrict the Consolidated VIEs from transferring a portion of their net assets, equivalent to the balance of its statutory reserve and its share capital, to the Group in the form of loans and advances or cash dividends. Please refer to Note 20 for disclosure of restricted net assets. As the Consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the Consolidated VIEs do not have recourse to the general credit of the Group for any of the liabilities of the Consolidated VIEs. There were no pledges or collateralization of the Consolidated VIEs’ assets.

In February 2018, the Company purchased 21% of equity interest in Yuantel (Beijing) Investment Management Co., Ltd at a consideration of RMB21.05 million. In the same month, the Company firstly sold to Jinan Yuantel 25% of equity interest in Yuantel (Beijing) Investment Management Co., Ltd at a consideration of RMB22 million.

In November 2018, the Company’s board of director approved the plan to dispose all of its tangible and intangibles assets related to the Consolidated VIEs through a series of agreements with Jinan Yuantel Communication Technology LLP (“Jinan Yuantel”), a Company controlled by a non-controlling interest shareholder individual. The Company originally owned 79% of Yuantel (Beijing) Investment Management Co., Ltd which in turn owned 95% of Yuantel Telecom, and therefore the Company effectively owned 75.05% of Yuantel Telecom prior to receiving any sales proceeds from the disposal of Yuantel.

In April 2019, the Company secondly sold to Jinan Yuantel 20% of equity interest in Yuantel (Beijing) Investment Management Co., Ltd at a consideration of RMB25 million.

In May 2019, the Company also authorized Jinan Yuantel to actively seek for investors on behalf of the Company to sell 45% of the equity interest in Yuantel held by Big Cloud Network at a consideration which is based on the expected share valuation no less than RMB180 million by June 30, 2019, for which, Jinan Yuantel will be granted the option to purchase the remaining 10% of the equity interest in Yuantel held by Big Cloud Network at a consideration of RMB10 upon achievement of the sale.

The Company only received partial proceeds from the buyers in the year 2019 and as a result the Company owned 45% of Yuantel as of December 31, 2019, however still maintaining control of the operations of Yuantel through influence on the board and operational management.

The Company has the right to not grant the option for the remaining 10% of equity interest. The disposal of the Consolidated VIEs represents a strategic shift for the Company and has a major effect on the Company’s results of operations. Accordingly, assets and liabilities related to the Consolidated VIEs were reclassified as held for sale for the carrying amounts will be recovered principally through a sale and revenues and expenses related to the Consolidated VIEs have been reclassified in the accompanying consolidated financial statements as discontinued operations prior to October 29, 2020.

The Company disposed Yuantel to a third-party entity which also purchased the ownership of Yuantel that was sold to the first buyer in 2019. The disposal was completed On October 29, 2020 and as a result, the Group deconsolidated Yuantel on that date. The consolidated balance sheets as of December 31, 2019 and consolidated statements of operations for the years ended December 31, 2019 have been adjusted to reflect this change. There was no discontinued operation on the balance sheet as of December 31, 2020 as Yuantel had been disposed of in October 2020. Accordingly, revenues and expenses and cash flows related to the Company’s MVNO BU during January 1, 2020 to October 29, 2020 presented as discontinued operation in the accompanying consolidated financial statements. Afterwards, the Group did not have any continuing involvement with Yuantel and Yuantel was a third-party company after the deconsolidation.

Net cash consideration of approximate $4,826 included assets and liabilities exemption to Yuantel related to the transaction. The Group recognized gain on disposal of Yuantel with the amount of $10,096.

One of the nominee shareholders denied his entrustment relationship with the Group and claimed his rights and interests proceeds of the disposal of Yuantel. Although there were agreements between the Group and the nominee shareholder, there was no direct evidence to show the entrustment relationship between both parties, which may not be supported by the existing PRC laws and regulation. As a result, the Group assessed that a probable loss could be incurred. The Group estimated a loss ranged from $3.2 million to $3.6 million based on the best estimate of the information available. Because of there was no amount within the range would be a better estimate than any other amount, the minimum amount of $3.2 million was recorded as a contingent liability as of December 31, 2020.

During the year ended December 31, 2021, the nominee shareholder of Big Cloud Network signed an agreement with the Group, to transfer his equity share in Big Cloud Network to one of the Group’s subsidiaries. By transferring all the shareholder’s rights and obligations under the agreement, the nominee shareholder no longer has any rights in Big Cloud Network or rights and interests in the proceeds of disposal of Yuantel. As a result, the probable loss has been reversed and the contingent liability of $3.2 million has been reversed.

The following tables represent the financial information of the Consolidated VIEs classified as discontinued operations for the period ended October 29, 2020 before eliminating the intercompany balances and transactions between the Consolidated VIEs and other entities within the Group:

The period starting from January 1 to October 29,
2020
$
Net revenues	29,023
Cost of revenues	(21,637)

Total gross profit	7,386

Operating expenses:
Sales and marketing expenses	(4,598)
General and administrative expenses	(540)
Research and development expenses	(938)

Total operating expenses	(6,076)

Operating (loss) income	1,310

Interest income, net	4
Other (expense) income, net	(12)

(Loss) income from discontinued operation, before income taxes	1,302

Income tax benefit (expense)	-

(Loss) income from discontinued operations	1,302

Less: net income (loss) attributable to noncontrolling interest	-

Net (loss) income attributable to Borqs Technologies, Inc.	1,302

The period starting from January 1 to October 29,
2020
$
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	1,302
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Impairment of doubtful debt	(300)
MNVO BU management compensation	-
Deferred income tax benefits	-
Changes in operating assets and liabilities	(2,557)

Net cash used in operating activities	(1,555)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(37)
Purchases of intangible assets	(355)
Proceeds from disposal of non-controlling interest	-
Payments to acquiring non-controlling interest	-

Net cash provided by (used in) investing activities	(392)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of short-term bank and other borrowings	-

Net cash generated from (used in) financing activities	-

Effect of foreign exchange rate changes on cash and short-term investment	38

Net change in cash and cash equivalents and restricted cash	(1,910)

Cash and cash equivalents and restricted cash at beginning of year	2,296

Cash and cash equivalents and restricted cash at end of year	386

(e)	HHE reclassified as discontinued operation disclosures

In December 2022, the Group received letter from Department of the Treasury/Committee on Foreign Investment in the United States (“CFIUS” or “the Committee”) regarding the case of Borqs owned 51% of HHE’s class A shares. The Committee identified risks to the national security of the United States arising from the transaction relate to foreign proximity to US military personnel and installations through HHE’s physical access to customers and facilities.

According to the Committee’s assessments and evaluation, Borqs and HHE (“the parties”) may seek to abandon the transaction. Such action will require negotiation with CFIUS to fully divest Borqs’ ownership interests and rights in HHE, subject to terms that fully address all identified national security risks to the satisfaction of CFIUS.

On March 16, 2023, the Company and HHE entered into a National Security Agreement (“NSA”) with the Department of Defense and Department of Treasury. The NSA provides that the divestment shall occur within six months unless extended by the U.S. Government. The NSA also contains standstill provisions which provide that the Group shall not acquire any additional ownership interest in HHE, merge with or into HHE, effect any changes to the rights held by the Company, except as necessary to effect its obligations under the NSA, or acquire or take possession of any assets of HHE. Further, upon the completion of the Divestment, the Group shall terminate or irrevocably waive any information, consent, board appointment, board observer, or other governance rights held by the Group, except for any and all rights that are determined by the U.S. Government to be necessary to effect the provisions of the NSA. The NSA outlines the steps to be taken with respect to the Divestment: engaging a nationally recognized investment bank with experience in administering competitive sales and auction processes; assigning and hiring of security and monitoring personnel to directly communicate with the U.S. Government; removing all of Borqs’ administrative and technical influence over HHE; and creating a plan to divest all of Borqs’ investment interests and rights in HHE. Pursuant to the requirement of the NSA, Borqs has assigned its interests in HHE into a Divestment Trust according to a Divestment Trust Agreement (“DTA”) dated March 20, 2023 entered into between Borqs, HHE and a trustee.

As of December 31, 2021, the Group classified the HHE as held for sale and reported in discontinued operation (see Note 4(c) for details).

The following tables represent the financial information of HHE classified as discontinued operations as of December 31, 2021, and as of December 31, 2022 before the deconsolidation of HHE, and for the years ended December 31, 2021 and 2022 before eliminating the intercompany balances and transactions between HHE and other entities within the Group:

	As of December 31,
	2021	2022 Deconsolidation Date
Carrying amounts of major classes of assets included as part of the assets held for sale	$	$
Cash and cash equivalents	1,597	1,117
Inventories, net	430	973
Prepaid expenses and other current assets, net	193	31

Current assets held for sale	2,220	2,121

Property and equipment, net	9	45
Intangible assets, net	4,399	3,949
Goodwill	12,208	12,208
Contract assets	1,485	-

Non-current assets held for sale	18,101	16,202
Total assets of HHE classified as held for sale	20,321	18,323

Carrying amounts of major classes of liabilities included as part of liabilities held for sale
Accounts payable	754	1,755
Accrued expenses and other payables	287	218
Contract liabilities - current	1,095	6,567
Amount due to related parties	20	-
Short-term borrowings	914	851

Current liabilities held for sale	3,070	9,391

Long-term borrowings	661	472
Deferred tax liabilities	1,143	1,143

Non-current liabilities held for sale	1,804	1,615
Total liabilities of HHE classified as held for sale	4,874	11,006

	For the years ended December 31,
	2021	2022
	$	$
Net revenues	-	4,034
Cost of revenues	-	(8,160)

Total gross profit	-	(4,126)

Operating expenses:
Sales and marketing expenses	(51)	(142)
General and administrative expenses	(1,066)	(4,044)

Total operating expenses	(1,117)	(4,186)

Operating loss	(1,117)	(8,312)

Interest expense, net	(275)	(343)
Other expense	-	(1,261)

Loss from discontinued operation, before income taxes	(1,392)	(9,916)

Income tax benefit (expense)	-	-

Loss from discontinued operations	(1,392)	(9,916)

	For the years ended December 31,
	2021	2022
	$	$
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	(1,392)	(9,916)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	102	479
Changes in operating assets and liabilities	(343)	7,489

Net cash used in operating activities	(1,633)	(1,948)

CASH FLOWS FROM INVESTING ACTIVITIES

Purchases of property and equipment	-	(66)

Net cash used in investing activities	-	(66)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shareholders	3,547	1,487
Proceeds from short-term and other borrowings	200	155
Repayments of short-term and other borrowings	(527)	(218)
Proceeds from long-term and other borrowings	-	112
Repayments of long-term and other borrowings	(111)	(2)

Net cash generated from financing activities	3,109	1,534

Net increase (decrease) in cash and cash equivalents and restricted cash	1,476	(480)

Cash and cash equivalents and restricted cash at beginning of year	121	1,597

Cash and cash equivalents and restricted cash at end of year	1,597	1,117